February 28, 2000

                        Supplement to the Prospectuses of

                          Pioneer Emerging Markets Fund
                              dated March 30, 1999

                                  Pioneer Fund
                                dated May 3, 1999

                              Pioneer Growth Shares
                             dated October 11, 1999


The following information is inserted as the second paragraph of the corresponding section in each prospectus.

Opening your account

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.















                                                                   7947-00-0200
                                              c Pioneer Funds Distributor, Inc.